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                                                                   EXHIBIT 4.1

                                  INVENTA
                         INVENTA TECHNOLOGIES, INC.
                                COMMON STOCK

INCORPORATED UNDER THE LAWS OF               CUSIP 46121B 10 2
THE STATE OF DELWARE                         SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT






IS THE OWNER OF


fully paid and non-assessable shares, $0.001 par value, of the COMMON STOCK of
_______________________________________________________________________________
_________________________INVENTA TECHOLOGIES, INC._____________________________

(hereinafter called the "Corporation"). transferable on the books of the Corporation in person, or by duly authorized allomey, upon surrender of this certificate property endorsed.
This certificate is not valid countersigned by a Transfer Agent and registered by a Registrar.
   WITINESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ [signature]                                      /s/ [signature]
CHIEF FINANCIAL OFFICER                              CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    FIRST UNION NATIONAL BANK
        TRANSFER AGENT AND REGISTRAR
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                                  INVENTA
                         INVENTA TECHNOLOGIES, INC.
                                COMMON STOCK
COM

INCORPORATED UNDER THE LAWS OF               CUSIP 46121B 10 2
THE STATE OF DELWARE                         SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT






IS THE OWNER OF


fully paid and non-assessable shares, $0.001 par value, of the COMMON STOCK of
_______________________________________________________________________________
_________________________INVENTA TECHOLOGIES, INC._____________________________

(hereinafter called the "Corporation"). transferable on the books of the Corporation in person, or by duly authorized allomey, upon surrender of this certificate property endorsed.
This certificate is not valid countersigned by a Transfer Agent and registered by a Registrar.
   WITINESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ [signature]                                      /s/ [signature]
CHIEF FINANCIAL OFFICER                              CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                  FIRST UNION NATIONAL BANK
BY                               TRANSFER AGENT AND REGISTRAR
                  AUTHORIZED SIGNATURE

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                          INVETA TECHNOLOGIES, INC.
   THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written our in full according to applicable laws or regulations:

TENCOM  -as tenants in common           UNIF GIFT MIN ACT-______Custodian_______
TEN ENT -as tenants by the entireties                     (cust)         (minor)
JT TEN  -as joint tenants with right of            under Uniform Gifts to Minor
         survivorship and not as tenants
         in common                                      Act______________
                                                               (state)

    Addition abbreviations may also be used though not in the above list.

For Value Received, _______________________ hereby see, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
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______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and do hereby Irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                          _____________________________________________________
                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAMES AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:



________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.O RULE 17Ad-15.